1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2006

                        KELLY SERVICES, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	0-1088	38-1510762

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification
incorporation)		Number)

999 WEST BIG BEAVER ROAD, TROY, MICHIGAN 48084

(Address of principal executive offices)

(Zip Code)

                                (248) 362-4444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01 Changes in Control of Registrant

On May 16, 2006, Kelly Services, Inc. (the “Company”) was informed that Mr. Terence E. Adderley, Non-Executive Chairman of the Board of Directors, had assumed voting control of approximately 3,141,940 shares of the Company’s Class B common stock, representing 91 percent of the outstanding voting shares of the Company. The shares are held by various trusts established by Mr. Adderley. Messrs. Carl T. Camden, Verne G. Istock and B. Joseph White relinquished voting control of the Class B shares; each of them had been vested with voting power as individual trustees of the Adderley trusts after Mr. Adderley suffered a cardiac incident on February 8, 2006, from which he has since recovered.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KELLY SERVICES, INC.

Date: May 17, 2006	/s/ Daniel T. Lis
Daniel T. Lis Senior Vice President, General Counsel and Corporate Secretary